Portfolio of Investments (unaudited)

As of September 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (100.6%)
COMMON STOCKS (100.6%)
INDIA (100.6%)

Communication Services (0.9%)
Bharti Infratel Ltd.(a)	1,533,289	$5,592,343

Consumer Discretionary (6.5%)
Bosch Ltd.(a)	57,223	11,315,702
Hero MotoCorp Ltd.(a)	319,216	12,128,250
Lemon Tree Hotels Ltd.(a)(b)(c)	7,668,300	6,177,611
Maruti Suzuki India Ltd.(a)	109,600	10,367,309
		39,988,872
Consumer Staples (20.1%)
Godrej Agrovet Ltd.(a)(b)	1,156,080	7,754,417
Godrej Consumer Products Ltd.(a)	1,649,867	15,997,711
Hindustan Unilever Ltd.(a)	1,191,676	33,394,804
ITC Ltd.(a)	7,982,000	29,206,917
Jyothy Labs Ltd.(a)	5,095,940	12,129,288
Nestle India Ltd.(a)	123,800	24,378,042
		122,861,179
Energy (1.3%)
Aegis Logistics Ltd.(a)	3,100,000	7,914,058

Financials (24.6%)
Bandhan Bank Ltd.(a)(b)	1,273,721	8,827,076
GRUH Finance Ltd.(a)	1,640,000	6,234,791
HDFC Bank Ltd.(a)	1,078,000	18,681,970
Housing Development Finance Corp. Ltd.(a)	1,987,000	55,461,643
Kotak Mahindra Bank Ltd.(a)	1,547,400	35,796,768
Max Financial Services Ltd.(a)(c)	510,000	3,082,922
SBI Life Insurance Co. Ltd.(a)(b)	1,887,500	22,471,329
		150,556,499
Health Care (7.0%)
Biocon Ltd.(a)	2,561,576	8,109,241
GlaxoSmithKline Pharmaceuticals Ltd.(a)	11,102	217,632
Piramal Enterprises Ltd.(a)	739,781	17,029,141
Sanofi India Ltd.	121,170	10,053,502
Syngene International Ltd.(a)(b)	1,660,000	7,298,118
		42,707,634
Industrials (5.3%)
ABB India Ltd.(a)	349,224	7,490,790
Container Corp. Of India Ltd.(a)	2,914,304	24,901,270
		32,392,060

See Notes to Portfolio of Investments.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of September 30, 2019

	Shares or Principal Amount	Value
Information Technology (18.7%)
Cyient Ltd.(a)	412,531	$2,707,440
Infosys Ltd.(a)	3,364,854	38,023,962
Mphasis Ltd.	1,480,748	19,943,529
Tata Consultancy Services Ltd.	1,582,366	46,822,036
Tech Mahindra Ltd.(a)	676,000	6,834,146
		114,331,113
Materials (12.5%)
Ambuja Cements Ltd.(a)	1,407,000	4,056,238
Asian Paints Ltd.(a)	1,070,434	26,667,105
Castrol (India) Ltd.(a)	1,958,100	3,771,802
Grasim Industries Ltd.(a)	401,230	4,175,946
Shree Cement Ltd.(a)	43,000	11,482,758
UltraTech Cement Ltd.(a)	422,969	25,948,566
		76,102,415
Real Estate (3.7%)
Godrej Properties Ltd.(a)(c)	784,581	11,501,713
Prestige Estates Projects Ltd.(a)	2,757,469	11,296,300
		22,798,013
Total Common Stocks		615,244,186
SHORT-TERM INVESTMENT (0.3%)
UNITED STATES (0.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.88%(d)	1,520,656	1,520,656
Total Short-Term Investment		1,520,656
Total Investments (Cost $321,209,452) —100.9%		616,764,842
Liabilities in Excess of Other Assets—(0.9)%		(5,250,253)
Net Assets—100.0%		$611,514,589

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2019.

See Notes to Portfolio of Investments.

Notes to Portfolio of Investments (unaudited)

September 30, 2019

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.